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                                                                   EXHIBIT 10.14


                                 LEASE AGREEMENT

      1. PARTIES. This Lease Agreement (this "Lease"), dated for reference purposes only, ____________, 1998, is made by and between CHILDREN'S HEALTHCARE SYSTEM, a Washington non-profit corporation, hereinafter referred to as "Landlord," and SEAMED, INC., a Delaware corporation, hereinafter referred to as "Tenant."

      2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term, at the rental, and upon all the conditions set forth herein, that certain space (herein called "Premises") containing nine thousand six hundred twenty-eight (9,628) square feet of floor area, in the building located at 2525 - 220th Street S.E., Bothell, Washington 98201 (the "Building"), situated on the real estate described in Exhibit A (the "Property"). The Building and the location of the Premises within the Building are indicated on the floor plan(s) depicted on Exhibit B attached hereto and incorporated herein by reference.

      3. TERM.

            3.1 INITIAL TERM. The Lease term shall commence on the later of either the date on which Landlord completes Landlord's work as described in
Section 5.1 or this Lease, or May 1, 1998, (the "Commencement Date") and shall continue for five (5) years unless sooner terminated pursuant to any provision hereof (the "Initial Term").

      In the event Landlord is unable to deliver possession of the Premises within one hundred eighty (180) days from the date of the execution of this Lease, Landlord shall not be liable for any damage caused thereby, but in such event either Tenant or Landlord may cancel this Lease by giving the other Party written notice within ten (10) days thereafter.

      For the purpose of this Lease, the term "Lease Year" shall mean and refer to that period of twelve (12) full consecutive calendar months beginning with the first full calendar month of the Term and each subsequent period of twelve
(12) consecutive calendar months during the Term, provided that if the Term commences on other than the first day of a calendar month, then the initial fractional month of the Term plus the next succeeding twelve (12) full calendar months shall constitute the first Lease Year of the Term.

            3.2 EXTENSION OPTION. Provided Tenant is not in default under this Lease, Tenant shall have the option to extend the term of this Lease for one (1) five (5) year period (the "Extension Term"), upon the same terms and conditions as contained in this Lease, except for Base Rent which shall be adjusted as set forth below. To exercise the extension option, Tenant shall give Landlord written notice at least one hundred eighty (180) days prior to the expiration date of the Initial Term. At any time after Tenant has exercised its option to extend this Lease, Tenant and Landlord shall sign and acknowledge a written memorandum evidencing Tenant's exercise of the option and stating the date to which the Extension Term will extend and the rental

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rates that will be applicable during such Extension Term. Base Rent for any
Extension Term shall be adjusted to the fair market rental rate for similar space in similar buildings in the general vicinity of the Premises as reasonably determined by Landlord. In no event shall Base Rent for the Extension Term be less than Base Rent during the last Lease Year of the Initial Term.

      Notwithstanding anything herein to the contrary, Tenant's option to extend this Lease for the Extension Term is expressly subject and subordinate to the rights of HealthTeam Northwest to expand into all or some portion of the Premises.

      4.    RENT.

            4.1 COMMENCEMENT OF RENT. All rental payments due under this Lease shall commence on the Commencement Date.

            4.2 BASE RENT. Tenant shall pay to Landlord base rent as follows ("Base Rent") during the Initial Term:

                          Monthly           Annual Rent       Per Square Foot
     Lease Year         Installments        Annual Rent          Per Year
     ----------         ------------        -----------       ---------------
        1-3              $5,500.00          $66,000.00            $6.855
        4-5              $6,160.00          $73,920.00            $7.678

      Tenant shall pay Base Rent in monthly installments on or before the first day of every month. Base Rent for any period less than one calendar month shall be prorated on a daily basis based on a three hundred sixty (360) day year.

            4.3 ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay to Landlord, as additional rent ("Additional Rent"), all Operating Charges, as defined in Section 6, and all other amounts to be paid by Tenant hereunder. All Additional Rent for any period which is for less than one (1) month shall be a pro rata portion of the monthly rent.

            4.4 DEPOSITS. Upon the execution of this Lease, Tenant shall pay to Landlord the sum of Five Thousand Five Hundred Dollars ($5,500) to be applied against Base Rent for the first month of the Initial Term. In addition, upon execution of this Lease, Tenant shall pay to Landlord the sum of Six Thousand One Hundred Sixty Dollars ($6,160) as a deposit securing Tenant's full performance of Tenant's obligations under this Lease ("Security Deposit"). In the event that Tenant fails to pay Base Rent, Additional Rent, or any other charges due hereunder, Landlord may elect to apply the Security Deposit toward the payment of such default. Should Landlord elect to apply any portion of the Security Deposit as provided hereunder, Tenant shall, upon ten (10) days written notice, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount stated under this Section 4.4. In no event shall Tenant be entitled to any interest paid or accrued on the Security Deposit. If Tenant performs all of Tenant's obligations under this Lease, the Security Deposit (or so much as has not been applied by Landlord).shall be returned to Tenant (or, at Landlord's option to the last assignee, if any, of

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Tenant's interest under the Lease) within a reasonable time. Landlord may transfer the Security Deposit to a purchaser of its interest hereunder. In the event of such a transfer Tenant shall look solely to such purchaser for return of the Security Deposit.

            4.5 LATE CHARGE. If any payment of rent, Operating Charges or other amount to be paid by Tenant is not paid by the due date, then there shall be due as additional rent a late charge in an amount equal to five percent (5%) of the delinquent payment for each month or partial month that the delinquent payment remains due and unpaid.

            4.6 PAYMENT OF RENT. All rent shall be payable without notice or demand and without deduction, offset or abatement. All rent payments shall be sent to Landlord at the address identified in Section 25 of this Lease, or to such other address as Landlord may from time to time designate.

      5. TENANT IMPROVEMENTS.

            5.1 LANDLORD'S WORK. Landlord shall complete all items described on Exhibit C attached hereto and by this reference incorporated herein to this Lease ("Landlord's Work") at its sole cost and expense in a good workmanlike manner before delivering the Premises to Tenant. Landlord shall notify Tenant in writing when the Premises are ready for Tenant's occupancy.

            5.2 SUBSEQUENT TENANT IMPROVEMENTS. After Landlord has performed all Landlord's work as required under Section 5.1, Tenant shall, at its sole cost and expense, be responsible for the design, construction, and installation of Tenant's own future leasehold improvements and trade fixtures ("Tenant's Improvements"), including lights, branch wiring beyond the panel, floor coverings, interior partitioning, decor, shelves, racks, and counters; provided, that the design and decor shall be subject to the reasonable approval of Landlord, and Tenant shall provide Landlord with appropriate design drawings for approval prior to the construction and installation of Tenant's Improvements. Landlord agrees to examine Tenant's design drawings on receipt and to notify Tenant in writing when the same have been approved, and Tenant agrees to commence Tenant's Improvements promptly, proceed diligently, and complete them as soon as possible.

      All necessary future modifications to plumbing, electrical, and fire and life safety protection systems within the Premises shall be performed by Tenant at Tenant's expense by a licensed and insured contractor or other worker approved by Landlord in writing. In order to maintain all existing roof warranties, any and all roof penetrations required by Tenant shall be by Landlord's roofing contractor at Tenant's expense. Tenant agrees, at Tenant's expense, to obtain and maintain public liability insurance and workers' compensation insurance adequate to fully protect Landlord as well as Tenant from and against any and all liability for death of or injury to persons or damage to property caused in or about, or by reason of, the construction of Tenant's Improvements. In construction of Tenant's Improvements, Tenant shall conform to and comply with all federal, state and local laws, ordinances, permits, rules and regulations applicable thereto. During construction, fixturing and installation, Tenant at Tenant's expense shall remove

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on a daily basis all trash from the Premises. On completion of construction of
Tenant's Improvements, Tenant shall submit a contractor's affidavit of completion and waiver of lien to Landlord.

            5.3 REMOVAL. All leasehold improvements which cannot be removed without material damage to the Premises shall, at Landlord's option, become the property of Landlord upon termination of the Lease. At expiration of the Lease term or earlier termination as herein provided, Tenant shall promptly remove all Tenant's leasehold improvements (other than those which Landlord elects to retain) and shall repair all damage occasioned by such removal and remove all dirt, trash and debris from the Premises.

      6. OPERATING CHARGES. As used herein, "Tenant's Share" shall be equal to seventeen and 1/4 percent (17.25%) which is the ratio of the total area of the Premises including any mezzanines (nine thousand six hundred twenty-eight (9,628) square feet), to the total rentable area of the Building (fifty-five thousand eight hundred seven (55,807) square feet). In addition to the Base Rent provided for hereunder, and commencing at the same time as Base Rent commences under this Lease, Tenant shall pay as additional rent to Landlord Tenant's Share of the following items, herein called "Operating Charges":

            6.1 TAXES AND INSURANCE. All real estate taxes and insurance premiums related to the Property, including land, building, and improvements thereon. Real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the Property, including any taxes which may be levied on rents. Insurance shall include all insurance premiums for fire or other hazard with all-risk extended coverage, including special perils, liability, loss of income due to business interruption or loss of rentals, and any other insurance that Landlord deems necessary on the Property.

            6.2 COMMON AREA MAINTENANCE. The total cost of the following items:

                  6.2.1 Maintenance, repair and replacement of parking lots, sidewalks, driveways, landscaping, lobbies, restrooms and other areas used in common by the tenants of the Building, and of exterior walls (including periodic painting thereof), roofs and foundations.

                  6.2.2 Maintenance, illumination, operation and repair of common signs for the Property;

                  6.2.3 Repair and maintenance of utility services, including without limitation water, gas and electrical mains, and sanitary and storm sewers, surface water management and drainage systems, telephone and telecommunications lines; and

                  6.2.4 A management fee to Landlord (or a third party property manager) for management and supervision of the Property, an amount equal to four percent (4%) of the total gross revenues derived from the Property;

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            6.3 UTILITIES. All water, gas, heat, light, power, sewer, garbage collection, telephone and telecommunications service and all other services and utilities supplied to the Premises together with any taxes thereon; provided, however, that if any utility services are separately metered and/or billed to Tenant, Tenant shall pay for such services as and when billed and will indemnify Landlord against and hold Landlord harmless from any and all loss, cost, damage or expense, including reasonable attorneys' fees suffered or incurred by Landlord in connection therewith.

      Upon commencement of the Lease term, Landlord shall advise Tenant of Tenant's pro rata share through the end of the period for which the taxes or insurance premiums have been prepaid and Tenant shall pay the amount thereof concurrently with payment of the first month's rent; and Landlord also shall submit to Tenant a statement of all other anticipated monthly Operating Charges for the period between such commencement and the following January, and Tenant shall pay these Operating Charges on a monthly basis concurrently with the payment of the rent, beginning with the first payment of rent. By March 1 of each year, Landlord shall provide Tenant a statement showing the total Operating Charges for the Property for the prior calendar year and Tenant's allocable share thereof, pro rated from the commencement of the Lease term, if appropriate. In the event the total of the monthly payments which Tenant has made for the prior calendar year is less than Tenant's actual share of such Operating Charges, then Tenant shall pay the difference in a lump sum within ten
(10) days after receipt of such statement from Landlord. In the event that the total monthly payments exceed Tenant's actual share, Tenant shall receive credit against the next payment of Additional Rent due.

      Also, by March 1 of each year (the "current year"), Landlord shall submit to Tenant a statement of the budgeted Operating Charges for the current year, as reasonably established by Landlord. Tenant shall then pay Landlord the difference between the prior established Operating Charges and the budgeted current Operating Charges for the months which have passed since the first of the current year and shall continue to pay the budgeted current Operating Charges for the remainder of the current year, subject to adjustment by March 1 of the following year in the manner provided above. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of said Operating Charges for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Operating Charges previously paid, and, conversely, any overpayment made shall be promptly rebated by Landlord to Tenant. Failure of Landlord to submit statements as called for herein shall not be deemed to be a waiver of Tenant's requirement to pay sums as herein provided.

      Landlord estimates that Tenant's Share of Operating Charges shall be Two and 40/100 Dollars ($2.40) per square foot of rentable area in the Premises per year. Notwithstanding anything herein to the contrary, Landlord agrees that Tenant's Share of Additional Rent attributable to Operating Charges for the first full Lease Year shall not exceed Two and 76/100 Dollars ($2.76) per square foot of rentable area in the Premises per year.

      7. USE. The Premises shall be used and occupied only for storing and warehousing medical devices and equipment that Tenant makes available for lease or sale in the ordinary course of Tenant's business. Tenant shall not use the Premises for any other purpose without the

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prior written consent of Landlord. No act shall be done in or about the Premises that is unlawful or that will increase the rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenants in the Business Park. Tenant shall comply with all laws relating to its use of the Premises (including, without limitation, the Americans with Disabilities Act and regulations promulgated thereunder) and shall observe such reasonable rules and regulations as may be adopted and published by Landlord for the safety, care, and cleanliness of the Premises and/or the Building for the preservation of good order therein.

      8. MAINTENANCE, REPAIRS AND ALTERATIONS.

            8.1 LANDLORD'S OBLIGATIONS. Subject to the provisions of. Sections
8.2 and 10 and except for damage caused by the negligence or intentional act or omission of Tenant or Tenant's agents, employees or invitees, Landlord shall keep in good order, condition and repair the common areas of the Building and the Property and the foundations and structural portions of the exterior walls and exterior roof of the Building, all bathrooms located on the Premises, and the HVAC system for the Building; and the cost thereof shall be charged to Tenant on a pro rata basis under the provisions of Section 6.2 hereof. Landlord shall not, however, be obligated to maintain plate glass or the interior surface of the ceiling, walls, windows or doors on the Premises; provided, that if Landlord does perform such maintenance, it shall be at the expense of Tenant, and the cost thereof shall be charged to Tenant on a pro rata basis under the provisions of Section 6.2 hereof. Landlord shall have no obligation to make repairs under this Section 8.1 until a reasonable time after receipt of written notice of the need for such repairs.

            8.2 TENANT'S OBLIGATIONS. Subject to the provisions of Sections 8.1,
8.2 and 10, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and all Tenant Improvements, including but not limited to plumbing, mechanical or electrical apparatus, doors, window frames, hardware, glass, and nonstructural ceilings and walls. Tenant shall provide and maintain, at Tenant's expense, a security system for the Premises that Landlord deems acceptable. Tenant shall also provide its own janitorial services and shall replace all light bulbs and robes for the Premises. Tenant shall, at the expiration or termination of this Lease, surrender and deliver the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear excepted. Tenant shall repair any damage to the Premises or the Building occasioned by its use thereof or by the removal of Tenant's trade fixtures, furnishings and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage.

            8.3 LANDLORD'S RIGHTS. If Tenant fails to perform Tenant's obligations hereunder relating to the repair, maintenance or upkeep of the Premises or the Building, Landlord may, at its option (but shall not be required to), enter upon the Premises after three (3) days prior written notice to Tenant and put the same in good order, condition, and repair or otherwise cure the default, and the cost of such action plus fifteen percent (15%) thereof shall become due and payable as additional rent to Landlord at the time Tenant's next rental installment is due.

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            8.4 ALTERATIONS AND ADDITIONS. Tenant shall not make any
alterations, additions or improvements in the Premises without Landlord's prior written consent, which may be withheld in Landlord's discretion. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements, additions or utility installations at the expiration of the term and restore the Premises to their prior condition. All work on the Premises shall be done in compliance with all applicable governmental codes and regulations. At Landlord's option, all alterations, improvements or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. If Landlord elects not to have the improvements become Landlord's property, then Tenant shall remove such improvements and shall restore Premises to the condition at the Commencement Date. Tenant's machinery, equipment, and trade fixtures other than those which are affixed to the Premises so that they cannot be removed without material damage to the Premises shall remain the property of Tenant and may be removed by Tenant, subject to the provisions of Section 8.2 and 10.

      9. INSURANCE; INDEMNITY

            9.1 LIABILITY INSURANCE. Tenant shall maintain in force during the term of this Lease a policy of comprehensive public liability insurance issued by a company acceptable to Landlord and insuring Tenant and Landlord against any liability, including without limitation personal injury to any person and damage to other portions of the Business Park, arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than Two Million Dollars ($2,000,000) combined simple limit for personal injury and property damage, or in such higher amount as Landlord may reasonably require to reflect the inflation rate in the area. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Such policies shall name Landlord and Landlord's agents as additional insureds and shall provide that they may not be cancelled or changed materially without fifteen (15) days prior written notice to Landlord. Landlord shall be furnished with a certificate evidencing issuance of such policy of liability insurance, which certificate shall recite that the policy may not be cancelled or changed materially without such prior written notice to Landlord. If Tenant shall fail to maintain said insurance, Landlord may but shall not be required to procure and maintain the same, at the sole expense of Tenant.

            9.2 PROPERTY INSURANCE.

                  9.2.1 LANDLORD'S OBLIGATION. Landlord shall maintain in force during the term of this Lease a policy of insurance insuring the Building for an amount not less than replacement cost against damage or destruction by fire and/or by perils covered by the standard form of extended coverage endorsements to fire insurance policies in the State of Washington in effect at the time when the policies are obtained, with vandalism and malicious mischief endorsements. Said policies shall also cover loss of income due to business interruption or loss of rental. Tenant shah pay Tenant's proportionate share of the premiums on any such policies, as provided in Section 6.1.

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                  9.2.2 TENANT'S OBLIGATION. Tenant shall maintain in force
during the term of this lease a policy of insurance issued by a company acceptable to Landlord insuring Tenant's fixtures, equipment, leasehold improvements, and any other personal property of Tenant located on the Premises in the amount of their full replacement value. If Tenant shall fail to maintain said insurance, Landlord may but shall not be required to procure and maintain the same, at Tenant's sole expense.

            9.3 WAIVER OF SUBROGATION. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any property loss insured by fire and extended coverage, or other property insurance policies existing for the benefit of the respective parties, each such waiver to be effective only to the extent it does not invalidate the insurance afforded by the waiving party's insurance policy.

            9.4 HOLD HARMLESS. Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or thing which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend, and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees and from any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where said damage arises solely out of the negligence of Landlord.

            9.5 EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant or Tenant's employees, invitees, customers, or any other person in or about the Premises; nor, unless caused solely by its negligence, shall Landlord be liable for personal injury to Tenant or Tenant's employees, agents, contractors and invitees, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Building or the Property or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other Tenant, if any, of the Building.

      10. DAMAGE OR DESTRUCTION. In the event the Premises are destroyed or are damaged such that twenty-five percent (25%) or more of the rentable area in the Premises is rendered untenantable, then it shall be optional with Landlord to repair or rebuild the same, but in no event shall Landlord be required to repair or rebuild any Tenant's Improvements, which shall remain the responsibility of Tenant; and after the happening of any such event, Tenant shall give landlord or Landlord's agent immediate written notice thereof. Landlord shall have thirty
(30) days after the date of such notification to notify Tenant in writing of Landlord's intentions to repair or rebuild the Premises or the part so damaged as aforesaid, and if Landlord elects to repair

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or rebuild the Premises, Landlord shall prosecute the work of such repairing or rebuilding without unnecessary delay, and during such period the Base Rent shall be abated in the same ratio that that portion of the Premises rendered for the time being unfit for occupancy shall bear to the whole of the Premises. If Landlord shall fail to give the notice aforesaid, Tenant shall have the right to declare this Lease terminated by written notice served upon Landlord.

      If the Building is damaged (even though the Premises hereby leased shall not be damaged thereby) to such extent that, in the opinion of Landlord, it shall not be practicable to repair or rebuild, or is destroyed, then it shall be optional with Landlord to terminate this Lease by written notice served on Tenant within thirty (30) days after such damage or destruction.

      If the Premises are partially damaged or destroyed such that less than twenty-five percent (25%) of the rentable area of the Premises is rendered untenantable, then Landlord shall restore the same with reasonable promptness, excluding any Tenant's Improvements, which shall be the responsibility of Tenant, and all insurance proceeds received by Landlord pursuant to the provisions of this Lease, less the cost of recovery of such proceeds, if any, shall be held in trust and applied to the payment of such restoration as such restoration progresses; provided, however, that there shall be no abatement, diminution or reduction of rent in the event of such damage to or destruction of the Premises while Tenant restores the Premises. Notwithstanding the foregoing Landlord's obligation to restore the Premises shall be limited to the extent of the insurance proceeds available to Landlord for such restoration (less any amounts claimed by the holder of any first mortgage or the beneficiary of any first deed of trust coveting the Premises), and Landlord shall have no obligation to restore the Premises if such damage or destruction occurs during the last two (2) years of the Lease term.

      11. ADVERTISING AND WINDOWS. Tenant shall comply with all rules and specifications that Landlord shall from time to time promulgate and/or modify with respect to signs on the Premises or Building, and shall not place any sign on the Premises or Building without the approval and consent of Landlord, which may be withheld in Landlord's discretion. Any such approval or consent by Landlord shall be upon the understanding and condition that Tenant will remove the same at the expiration or sooner termination of this Lease and that Tenant shall repair any damage to the Premises or the Building caused thereby. Tenant shall use window coverings that conform to standards set by Landlord.

      12. PERSONAL PROPERTY TAXES. Tenant shall pay or cause to be paid before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures, and other personal property shall be assessed and taxed with the Property, Tenant shall pay to Landlord its shares of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

      13. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon Tenant upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants.

      14. LIENS AND INSOLVENCY. Tenant shall keep the Premises, the Building and the Property free from any liens arising out of any work performed, materials ordered or obligations incurred by Tenant, and shall indemnify and defend Landlord against and hold Landlord harmless from any loss, damage or expense, including attorneys' fees, resulting therefrom. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. If Tenant becomes insolvent or voluntarily or involuntarily bankrupt or if a receiver, assignee, or other liquidating officer is appointed for the business of Tenant and if the receivership, assignment, or other liquidating action is not terminated within thirty (30) days of any such appointment, then to the extent permitted under applicable law Landlord may terminate this Lease and Tenant's right of possession under this Lease at Landlord's option.

      15. DEFAULTS. The occurrence of any one or more of the following events shall constitute a default of this Lease by Tenant:

            15.1 VACATION OF PREMISES. The vacating or abandonment of the Premises by Tenant.

            15.2 FAILURE TO PAY RENT OR ADDITIONAL CHARGES. Notwithstanding the provision for late charges, the failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder as and when due, and such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

            15.3 FAILURE TO PERFORM COVENANTS. The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in Section 15.2 above, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said ten- (10-) day period and thereafter diligently prosecutes such cure to completion.

      16. REMEDIES ON DEFAULT. In the event of any such default by Tenant, Landlord may, at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default:

            16.1 TERMINATION. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall thereafter have no further rights hereunder or in the Premises; provided, however, that upon such termination Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including but not limited to the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorneys' fees; all accrued and unpaid rent, Operating Charges and other mounts due from Tenant with interest thereon as provided herein; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges and Operating Charges called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease; or

            16.2 ENFORCE RIGHTS. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises, and Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent and any other charges and Operating Charges due or to become due hereunder with interest as provided herein; or

            16.3 OTHER REMEDIES. Pursue any other remedy or remedies now or hereafter available to Landlord under the laws Or judicial decisions of the state in which the Premises are located.

      17. SUBORDINATION. Tenant agrees that this Lease shall be subordinate to any first mortgage or first deed of trust now or at any time hereafter constituting a lien upon the Premises and to any and all advances made or to be made thereunder, and to the interest thereon, and to all renewals, replacements and extensions thereof, if the mortgagee or the beneficiary named in such mortgage or deed of trust agrees therein or in a separate instrument to recognize this Lease in the event of foreclosure where Tenant is not in default hereunder and agrees to attorn to the mortgagee or any purchaser at a foreclosure sale. Upon demand by Landlord, Tenant shall execute and deliver any documents that may be required by such mortgagees or beneficiaries to further evidence subordination of this Lease to any such mortgages or deeds of trust, and shall execute and deliver estoppel certificates as requested by Landlord from time to time in the standard form of any such mortgagee or beneficiary.

      18. CONDEMNATION. If all of the Premises shall be taken by eminent domain (or by a voluntary conveyance made in lieu of a taking by eminent domain), this Lease shall automatically terminate as of the date Tenant is required to vacate or will be deprived of the reasonable use of the Premises, and all rentals and Operating Charges shall be paid to that date. In the case of a taking of twenty-five percent (25%) or more of the rentable area of the Premises, Tenant may, at its election within ten (10) days after receipt of notice of the proposed taking, terminate this Lease, effective as of entry of a final judgment or order confirming the taking or delivery of a deed in lieu of a taking by eminent domain, by giving notice of termination to Landlord; if Tenant does not terminate this Lease because of a taking of a part of the Premises, this Lease shall continue in full force and effect, and the minimum rental shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such rent reduction to be effective as of the date when possession of such portion is delivered to the condemning authority. In the case of a taking of fifty percent (50%) or more of the Property, Landlord may, at is election within sixty (60) days after receipt of notice of the proposed taking, terminate this Lease, effective as of entry of a final judgment or order confirming the taking or delivery of a deed in lieu of a taking by eminent domain, or earlier at Landlord's option, by giving notice of termination to Tenant. Landlord reserves all rights to damages to the Premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord for damages for termination of the leasehold interest or for interference with Tenant's business.

      19. PARKING AND COMMON AREAS.

            19.1 LANDLORD'S OBLIGATIONS AND RIGHTS. Landlord covenants that the common areas, parking areas, and loading docks are for the nonexclusive use of Tenant and other tenants; provided, that the condemnation or other taking by any public authority or sale or transfer in lieu of condemnation of any or all of such common and parking areas shall not constitute a violation of this covenant.

      Notwithstanding anything herein contained to the contrary, Landlord shall be entitled to alter the Property services or facilities and the location of driveways, sidewalks or other common areas, and expand the existing Building or common areas of the Building, or add new common areas to the Property; and upon any alteration of the common areas or upon commencement of construction of any addition or additions to the Building and upon any addition of the new common areas, Landlord and Tenant shall execute such further and other documents as may be required to reflect such alterations of the common areas to exclude areas taken for construction of additional space or to include areas added as new common areas, as the case may be.

            19.2 TENANT'S RIGHTS. Tenant, for the use and benefit of Tenant arid its agents, employees, customers, licensees, and subtenants approved by Landlord, shall have the nonexclusive right during the Initial Term and any Extension Term for ingress, egress and automobile parking, subject to Landlord's rules and regulations applicable thereto. During the Initial Term and any Extension Term Landlord shall provide ten (10) unreserved vehicle parking spaces for use by Tenant and its employees and invitees.

            19.3 RULES AND REGULATIONS. Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of common and parking areas. Such rules may include but shall not be limited to the regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

      20. HAZARDOUS MATERIALS.

            20.1  DEFINITIONS.

                  20.1.1 ENVIRONMENTAL LAW. The term "Environmental Law" means any federal, state, local law, statute, ordinance, regulation, or order and all amendments thereto pertaining to health, industrial hygiene, environmental conditions or Hazardous Materials.

                  20.1.2 HAZARDOUS MATERIALS. The term "Hazardous Materials" shall mean any hazardous or toxic substances, materials or wastes, or pollutants or contaminants as defined, listed or regulated by any Environmental Law or by common law decision including, without limitation, chlorinated solvents; petroleum products or by-products; asbestos; and polychlorinated biphenyl.

            20.2 TENANT'S COVENANT. Tenant covenants, represents and warrants to Landlord that no Hazardous Materials shall be generated, stored, deposited, disposed of, or released in, on or under the Premises, the Building or the Property, other than materials used in the ordinary course of Tenant's business and in full compliance with applicable laws, rules and regulations. Tenant further represents and warrants that Tenant's improvements and equipment on the Premises shall not incorporate lead, asbestos or PCBs or any other Hazardous Material. Tenant shall require each of its employees, agents, contractors, subcontractors, or any other-person or entity over whom Tenant has supervision or control or fight of the same to comply with all environmental laws including, without limitation, any federal, state, local law, statute, ordinance, regulation or order and all amendments thereto pertaining to health, industrial hygiene, environmental conditions or Hazardous Materials. Tenant agrees to indemnify and defend Landlord against and hold Landlord harmless from any loss, damage, liability, cost or expense, including reasonable attorneys' and consultants' fees, arising out of any breach of the terms of Section 20 of this Lease, including without limitation (i) those related to any claims of third parties for personal injury, property damage, or other harm, and (ii) any response costs and costs of remedial, restoration or cleanup actions suffered or incurred by Landlord arising out of or related to such introduction, use or incorporation of Hazardous Materials in, on or under the Premises by Tenant. The terms, covenants, representations and warranties contained herein shall survive the termination or expiration of this Lease.

      21. ENERGY CONSERVATION LEGISLATION. In the event that any legislative enactment or decree of governmental authority shah require changes in the heating, lighting and electrical systems or the fuel or power source utilized by such systems, Landlord reserves the right, at any time and from time to time, to make changes in, additions to, subtractions from, Or rearrangements of the Premises and the common areas of the Property to accommodate the required changes to such systems or conversion to a different fuel or power source; and Landlord reserves the right to install a central heating system to serve all premises in the Property and to erect, use, and maintain wiring, maim, pipes, conduits, and other means of distributing heat to the Premises and in and through the Premises for the benefit of other portions of the Building; and Landlord and all persons authorized by it shall have the fight, from time to time, to enter upon the Premises for the purpose of access thereto for installation, maintenance and repair, and such entry shall not be deemed to be an interference with Tenant's possession under this Lease, nor shall Tenant make any claim for damages or indemnification against Landlord by reason of such changes to the Premises or by reason of the installation, maintenance and repair of new or alterations to existing systems, nor shall there by any diminution or abatement of rent by reason thereof. All costs incurred by Landlord pursuant to this Section shall be charged to Tenant, pro rated in the manner set forth in Section 6 hereof.

      22. NONWAIVER. Any waiver of any right or remedy hereunder must be in writing, signed by the waiving party. Forbearance by Landlord with respect to any breach of any term, covenant or condition hereof contained shall not be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

      23. HOLDING OVER. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant without the express written consent of Landlord shall not constitute the renewal of extension of this Lease or give Tenant any rights in or to the Premises. In the event of such a holding over by Tenant without the express written consent of Landlord, the monthly rent payments to be paid by Tenant shall be subject to increase at the sole discretion of Landlord in an mount equal to one hundred twenty-five percent (125%) of the then applicable rental rate; provided, however, no payment of such increased rental by Tenant shall be deemed to extend or renew the term of this Lease, and such rental payments shall be fixed by Landlord only to establish the amount of liability for payment of rent on the part of Tenant during such period of holding over. In the event Landlord shall give its express written consent to Tenant to occupy the Premises beyond the expiration of the term, that occupancy shall be construed to be a month-to-month tenancy upon all the same tern and conditions as set forth herein unless modified by Landlord in such' written consent; provided that rent charged during any period of holding over shall be as stated above.

      24. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease nor sublet the whole or any part of the Premises to any person or entity without the prior written consent of Landlord, which shall not be unreasonably withheld, and any such assignment or subletting without such consent shall be void. Landlord may withhold its consent to any proposed assignment or sublease if Landlord determines that the use or parking demand of the proposed assignee or sublessee will have an adverse impact on the Building or other tenants' use and enjoyment thereof. As used herein the term "assignment" includes without limitation transfers to a subsidiary or affiliated entity, transfers of interest by or between individual partners if Tenant is a partnership, transfers of stock by stockholders if Tenant is a corporation, transfers of membership interests if Tenant in a limited liability company, and any assignment in connection with any corporate merger or consolidation. In the event of any such assignment or sublease, Tenant shall remain at all times primarily liable under this Lease and Landlord shall be entitled to fifty percent (50%) of the aggregate of all rent and other consideration paid to Tenant by any assignee or subtenant in excess of Base Rent due hereunder, and Tenant shall remit to Landlord its share promptly after Tenant's receipt thereof. In the event Landlord is requested hereunder to consent to any assignment or sublease, Tenant agrees to reimburse Landlord for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with Landlord's review of such request.

      25. NOTICES. Whenever a provision is made under this Lease for any demand, notice, or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand, or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, certified, postage prepaid, addressed at the addresses set forth below or at such address as either party may advise the other ,from time to time.

       To Landlord at:            Children's Health Care System -
                                  4800 Sand Point Way NE
                                  Seattle, WA 98105
                                  Attn: General Counsel

       To Tenant at:              SeaMed, Inc.
                                  14560 N.E. 87th Street
                                  Redmond, WA 98052
                                  Attn: Facilities

      Notices given hereunder shall be deemed to have been given on the date of personal delivery (or the first business day thereafter if delivered on a nonbusiness day) or two (2) days after the date of mailing.

      26. COSTS AND ATTORNEYS' FEES. In any suit, action or appeal therefrom to enforce any provision hereof, or to interpret this Lease, the prevailing party shall be entitled to recover its costs incurred therein including costs of suit, reasonable attorneys' fees and disbursements of counsel. In addition, if it becomes necessary for Landlord to employ an attorney by reason of any default on the part of Tenant where no suit or action is commenced, Tenant agrees to pay on demand from Landlord all costs or expenses incurred by Landlord in connection with such default including attorneys' fees.

      27. LANDLORD'S ACCESS. Landlord and its agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting it, showing it to prospective purchasers or lenders, and making such repairs as Landlord may deem necessary or desirable. Landlord may, at any time, place on or about the Premises any ordinary "For Sale" signs and may, during the last ninety (90) days of the term, place on or about the Premises any ordinary "For Sale or Lease" signs, without rebate of rent or liability to Tenant.

      28. CAPTIONS AND CONSTRUCTION. The titles to the sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

      29. REMOVAL OF PROPERTY. If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises, the Building or the Property at the term/nation of this Lease or when Landlord has the fight of reentry, Landlord may, at its option, remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell or permit to be sold any or all of such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, and shall apply the proceeds of such sale as follows:
First, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for removing and storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

      30. SUCCESSORS. This Lease shall apply to and be binding upon Landlord and its successors and assigns, and Tenant and its heirs, personal representatives, successors and permitted assigns. This provision shall not limit the prohibition on assignment and subletting by Tenant.

      31. ACCEPTANCE OF PREMISES. Tenant accepts the Premises "As Is" at the commencement of the term of this Lease, in their then present condition and subject to all applicable municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

      32. SALE OF PROPERTY BY LANDLORD. At closing of any sale of the Property by Landlord or of a subsequent sale thereof, the purchaser shall be deemed to have assumed and agreed to carry out all of the covenants and obligations of Landlord hereunder; and Tenant agrees that Landlord and any subsequent owner of the Building or Business Park shall be released and discharged from any liability hereunder arising out of any act or omission occurring after closing of such sale.

      33. TENANT'S STATEMENT. Tenant shall, at any time and from time to time, upon not less than three (3) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the date to which the rental and other charges are paid in advance, if any; (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying what defaults, if any, are claimed; and (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property.

      34. RECORDATION/MEMORANDUM OF LEASE. Tenant shall not record this Lease without the prior written consent of Landlord. Upon Landlord's request to Tenant, at any time, the parties will execute and record a memorandum of this Lease.

      35. SEVERABILITY. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of any other provision.

      36. ENTIRE AGREEMENT. This Lease sets forth the entire understanding and agreement of Landlord and Tenant with respect to the Premises and the lease thereof, and all prior understandings or agreements are merged herein. This Lease may be amended or modified only in writing signed by both parties.

      37. NAME OF BUILDING. In the event Landlord chooses to change the name of the Building, Tenant agrees that such change shall not affect in any way its obligations under the Lease, and that, except for the name change, all terms and conditions of this Lease shall remain in full force and effect. Tenant agrees further that such name change shall not require a formal amendment to this Lease, but shall be effective upon Tenant's receipt of written notification from Landlord of said change.

      38. BROKER'S COMMISSION. Tenant represents and warrants that it has incurred no liabilities of claims for brokerage commissions or finder's fees in connection with the negotiation and/or execution of this Lease and that it has not dealt with or has any knowledge of any real estate broker/agent or salesperson in connection with this Lease other than John Cox and Bill Nell of Kidder, Mathews & Segner, Inc., who represented Tenant. Tenant shall indemnify, defend, and hold Landlord harmless from and against, all of such liabilities and claims (including, without limitation, attorneys' fees and costs) made by any other broker/agent or salesperson claiming to represent Tenant in connection with this Lease. Upon execution of this Lease Landlord agrees to pay a brokerage commission to Kidder, Mathews & Segner, Inc., for services provided in connection with this Lease as provided for under a separate agreement between Landlord and Kidder, Mathews & Segner, Inc.

      39. LIMITATION OF LANDLORD'S LIABILITY. Notwithstanding anything to the contrary in this Lease, Landlord makes no personal covenants, undertakings, or agreements for the purpose of binding Landlord or Landlord's assets except Landlord's interest in the Property. Any liability incurred by Landlord arising from its performance or non-performance under this Lease shall not exceed the value of Landlord's interest in the Property.

      The parties hereto have executed this Lease as of the date set forth above.

       LANDLORD:                      CHILDREN'S HEALTH CARE SYSTEM, a
                                      Washington nonprofit corporation

                                      By       /s/ KELLY A. WALLACE
                                          --------------------------------------
                                          Its         VP & CFO
                                             -----------------------------------

       TENANT:                        SEAMED, INC., a Washington corporation

                                      By         /s/ DONALD RICH
                                          --------------------------------------
                                          Its    Sr. VP, Operations
                                             -----------------------------------

EXHIBITS:

      A     Legal Description of Property
      B     Building and Location of Premises
      C     Landlord's Work

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      On this 7th day of May, 1998, before me, a Notary Public in and for the State of Washington, personally appeared Kelley A. Wallace, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the VP & CFO of CHILDREN'S HEALTH CARE SYSTEM, a Washington nonprofit corporation, to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.
                                                    [signature]
                                    -------------------------------------------
                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at Mill Creek
                                    My appointment expires 7-1-99
                                    Print Name Susan E. Zentner

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      On this 27th day of April, 1998, before me, a Notary Public in and for the State of Washington, personally appeared Donald Rich, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the Sr. VP, Operations of SEAMED, INC., a Washington nonprofit corporation, to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                                  [signature]
                                    -------------------------------------------
                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at 16641 NC 79th St.
                                    Redmond, WA 98057
                                    My appointment expires October 30, 2001
                                    Print Name Jamie L. Ives